Exhibit 10.32A
Supplemental Agreement No. 20
to
Purchase Agreement No. 1980
between
The Boeing Company
and
AMERICAN AIRLINES, INC
Relating to Boeing Model 777-223IGW Aircraft
          THIS SUPPLEMENTAL AGREEMENT, entered into as of _________________________, 2011, (SA-20) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);
RECITALS:
          WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777-223IGW aircraft (the Purchase Agreement); and
          WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated as of October 15, 2008, relating to Boeing Model 787-923 aircraft (the 787 Purchase Agreement) and further agreed pursuant to Letter Agreement No. 6-1162-CLO-1032R1 to the 787 Purchase Agreement (787 Letter Agreement), among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and
          WHEREAS, Customer and Boeing agreed pursuant to Letter Agreement No. 6-1162-AKP-110R2 entitled “Aircraft Purchase Rights and Substitution Rights” (777 Aircraft Purchase & Substitution Rights Letter), among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Attachments B and C to the 777 Aircraft Purchase & Substitution Rights Letter as required by the 787 Letter Agreement; and
          WHEREAS, on or about June 22, 2009, Boeing provided Customer with a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	i	SA-20

BOEING PROPRIETARY

and did so in the form of Supplemental Agreement No. 1 to the 787 Purchase Agreement (787 SA-1) ; however, 787 SA-1 was never executed by Customer and Boeing. Supplemental Agreement No. 2 to the 787 Purchase Agreement (787 SA-2) was the first supplement to the 787 Purchase Agreement mutually executed by the parties and the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as set forth in 787 SA-2; and as a result of entering the 787 SA-2, the parties agreed to revise Letter Agreement No. 6-1162-CLO-1032 to the 787 Purchase Agreement and did so in the form of Letter Agreement No. 6-1162-CLO-1032R1 (Revised 787 Letter Agreement) in which, among other things, Customer and Boeing agreed to further [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and
          WHEREAS, Customer and Boeing agree to a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the purpose of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Attachments B and C to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Letter as required by the Revised 787 Letter Agreement; and
          WHEREAS, Customer has provided a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], respectively and has done so [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and
          WHEREAS, Boeing has confirmed it [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1. Table of Contents:
     The “Table of Contents” to the Purchase Agreement is deleted in its entirety and the new “Table of Contents” attached hereto and identified with an “SA-20” legend is substituted in lieu thereof to reflect the changes made by this SA-20.
2. Basic Articles:

P.A. No. 1980	ii	SA-20

BOEING PROPRIETARY

     The basic articles are deleted in their entirety and new basic articles, attached hereto, are substituted in lieu thereof to:
1)	Redefine the term “Aircraft” to mean a 777 aircraft, and

2)	Make reference to Tables 2 and 3, and

3)	Redefine the term “Engine Escalation Variables” to mean the Supplemental Exhibit EE1, which is applicable to the Engines, and

4)	Make other minor changes required to make the Purchase Agreement applicable to both 777-200ER and 777-300ER aircraft.
3. Table 1-7:
     Table 1-7 entitled SA-20 777-300ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Delivery, Description, Price and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4. Exhibit A1:
     Exhibit A1 entitled Aircraft Configuration is added to set forth the configuration of the 777-300ER aircraft.
5. Exhibit B:
     Exhibit B entitled Aircraft Delivery Requirements and Responsibilities relating to Boeing Model 777 Aircraft is deleted in its entirety and a new Exhibit B, attached hereto, is substituted in lieu thereof to remove the “-223IGW” minor model designation from the title.
6. Exhibit C:
     Exhibit C entitled Purchase Agreement Definitions is deleted in its entirety and a new Exhibit C, attached hereto, is substituted in lieu thereof to:
1)	Remove the “-223IGW” minor model designation from the title.

2)	Redefine the term “Aircraft” to include any 777 aircraft that Customer purchases and is set forth in a Table 1, 2, or 3.

P.A. No. 1980	iii	SA-20

BOEING PROPRIETARY

3)	Redefine the term “Engine” to include the engines installed on any 777 aircraft that Customer purchases and is set forth in a Table 1, 2, or 3.
7. Supplemental Exhibit AE1:
     Supplemental Exhibit AE1 entitled Escalation Adjustment Airframe and Optional Features relating to 777-323ER Aircraft has been added to set forth the escalation adjustment formula for the 777-323ER aircraft.
8. Supplemental Exhibit BFE1-2:
     Supplemental Exhibit BFE1-2 entitled Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft has been added to set forth the buyer furnished equipment supplier selection and on-dock dates for buyer furnished equipment for the 777-323ER aircraft with deliveries scheduled for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2012.
9. Supplemental Exhibit CS1-2:
     Supplemental Exhibit CS1-2 entitled Customer Support Variables relating to Boeing Model 777-323ER Aircraft has been added to set forth the differences training Boeing will provide to Customer in support of the 777-323ER aircraft.
10. Supplemental Exhibit EE1-2:
     Supplemental Exhibit EE1-2 entitled Engine Escalation, Engine Warranty, and Patent Indemnity relating to 777-323ER aircraft has been added to set forth the engine escalation and engine warranty and product support plan. For the 777-323ER aircraft, there is no separate engine escalation methodology, and the engine warranty and product support plan will be provided directly to Customer by General Electric Company.
11. Letter Agreement No. 6-1162-AKP-072R2:
     Letter Agreement No. 6-1162-AKP-072R2 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety and revised Letter Agreement No. 6-11162-AKP-072R3, attached hereto, is substituted in lieu thereof to:
1)	Remove the references to letter agreement revisions to simplify future revisions, and

P.A. No. 1980	iv	SA-20

BOEING PROPRIETARY

2)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
12. Letter Agreement No. 6-1162-AKP-109R2:
     Letter Agreement No. 6-1162-AKP-109R2 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety and revised Letter Agreement No. 6-1162-AKP-109R3, attached hereto, is substituted in lieu thereof to:
     1) Set forth the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and
2)	Revise the defined terms for the various 777 aircraft minor models to eliminate confusion.
13. Letter Agreement No. 6-1162-AKP-110R2:
     Letter Agreement No. 6-1162-AKP-110R2 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is deleted in its entirety and revised Letter Agreement No. 6-1162-AKP-110R3, attached hereto, is substituted in lieu thereof to:
1)	Set forth models 777-223LR and 777-323ER in lieu of 777-200X and 777-300X, and

2)	Clarify the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in paragraph 6.3.1 to be used for the Aircraft, and

3)	Set forth in paragraphs 8.2 and 8.3 that the form of purchase agreement may be a supplemental agreement, and

4)	Revise Attachment A and Attachments A-1 through A-7 to set forth the correct Airframe Price, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the various models.

P.A. No. 1980	v	SA-20

BOEING PROPRIETARY

5)	Show the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and

6)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Attachments B and C to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Letter Agreement. In the event that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in Attachment F to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Letter Agreement.
14. Letter Agreement No. AAL-PA-1980-LA-1003346:
     Letter Agreement No. AAL-PA-1980-LA-1003346 entitled Aircraft Performance Guarantees — 777-323ER is added to set forth the performance guarantees for the two 777-323ER aircraft with deliveries scheduled for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 2012.
15. Letter Agreement No. AAL-PA-1980-LA-1003493:
     Letter Agreement No. AAL-PA-1980-LA-1003493 entitled Installation of Cabin Systems Equipment — 777-323ER is added to set forth the responsibilities of Boeing and Customer related to the installation of cabin systems equipment on 777-232ER aircraft.
16. Letter Agreement No. 6-1162-AKP-118R1:
     Letter Agreement No. 6-1162-AKP-118R1 entitled Confidentiality is deleted in its entirety and revised Letter Agreement No. 6-1162-AKP-118R2, attached hereto, is substituted in lieu thereof to remove letter agreement references to make future revisions easier.
17. Letter Agreement No. AAL-PA-1980-LA-1003344:
     Letter Agreement No. AAL-PA-1980-LA-1003344 entitled Open Configuration Matters — 777-323ER is added to set forth the timing and process for defining the configuration of the 777-323ER aircraft.

P.A. No. 1980	vi	SA-20

BOEING PROPRIETARY

18. Letter Agreement No. AAL-PA-1980-1003536:
     Letter Agreement No. AAL-PA-1980-1003536 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is an Order to Customer Services General Terms Agreement No. 23-1 as defined therein and is executed simultaneously with this SA-20 and sets forth the terms and conditions for[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.
EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			AMERICAN AIRLINES, INC.

By:		By:

Name:		Name:

Its:	Attorney-In-Fact	Its:

P.A. No. 1980	vii	SA-20

BOEING PROPRIETARY